Exhibit 10.10

AGREEMENT TO TERMINATE VOTING RIGHTS PROXY AGREEMENT

THIS AGREEMENT TO TERMINATE VOTING RIGHTS PROXY AGREEMENT (this “Agreement”) is made and entered into this as of  March 22, 2011, by and among Shenyang Yanzikou Sports & Entertainment Co., Ltd. (“Party A”), Beijing Shungao Golf Course Management Co., Ltd. (“Party B”), shareholders holding the equity interests of Party B (“Shareholders”) and China Golf Group, Inc ( the “Company”).  The Company is made a party hereto for the sole purpose of acknowledging this Agreement. Capitalized terms used but not defined herein shall have the meanings set forth in that certain Proxy Agreement (defined in the Recitals below).

RECITALS:

WHEREAS, reference is made to that certain Voting Rights Proxy Agreement dated as of September 25, 2009 (the “Proxy Agreement”), by and among Party A, Party B and Shareholders;

WHEREAS, Party A, Party B and Shareholders desire to terminate the Proxy Agreement;

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual agreements herein contained and for other good and valuable consideration, the parties hereto agree as follows:

A.           TERMINATION.

(1)           Party A, Party B and Shareholders hereby unanimously agree to terminate Proxy Agreement.

B.           GOVERNING LAW.  This Agreement shall be governed and construed under the laws of the People’s Republic of China, and shall be binding on and shall inure to the benefit of the parties and their respective successors and permitted assigns.

C.           COUNTERPARTS.  This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. A facsimile or other electronic transmission of this signed Amendment  shall be legal and binding on all parties hereto.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

PARTY A:

Shenyang Yanzikou Sports & Entertainment Co., Ltd.

By:           /s/ Ye Bi
Name: Ye Bi
Title: Executive Director

PARTY B:

Beijing Shungao Golf Course Management Co., Ltd.

By:           /s/ Xiao Bowu
Name: Xiao Bowu
Title: Executive Director

SIGNATURE PAGE FOR SHAREHOLDERS

SHAREHOLDERS:

/s/ Xiao Bowu_______________
Xiao Bowu
Owns 100% of Beijing Shungao Golf Course Management Co., Ltd.

ACKNOWLEDGED BY

China Golf Group, Inc.

By:_/s/ Ye Bi__________
Name: Ye Bi
Title: CEO